                                                  ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT  AND  ASSUMPTION  AGREEMENT,  dated  June 29,  2006,  between  Residential  Funding  Corporation,  a  StateDelaware
corporation ("RFC") and Residential Funding Mortgage Securities I, Inc., a placeStateDelaware corporation (the "Company").

                                                               Recitals

         I.       RFC has  entered  into  contracts  ("Seller  Contracts")  with  various  seller/servicers,  pursuant  to  which  such seller/servicers sell to RFC mortgage loans.

         II.      The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter  defined) sold to RFC pursuant to the
Seller Contracts.

         III.     The Company,  RFC, as master servicer and U.S. Bank National  Association,  as trustee (the "Trustee"),  are entering into a Series  Supplement,  dated as of June 1,  2006 (the  "Series  Supplement"),  to the  Standard  Terms of  Pooling  and  Servicing
Agreement,  dated as of June 1, 2006 (together with the Series Supplement,  the "Pooling and Servicing  Agreement"),  pursuant to which the  Company  proposes  to issue  Mortgage  Pass-Through  Certificates,  Series  2006-S5  (the  "Certificates")  consisting  of classes designated as the Class A-1,  Class A-2,  Class A-3,  Class A-4,  Class A-5,  Class A-6,  Class A-7,  Class A-8, Class A-9, Class A-10,
Class A-11,  Class A-12,  Class A-13,  Class A-14,  Class A-15, Class A-16, Class A-17, Class A-18, Class A-V, Class A-P, Class R-I and
Class R-II Certificates (collectively,  the "Senior Certificates"),  Class M-1, Class M-2 and Class M-3 Certificates (collectively, the
"Class M Certificates") and Class B-1, Class B-2 and Class B-3 Certificates  (collectively,  the "Class B Certificates"),  representing beneficial  ownership  interests in a trust fund  consisting  primarily of a pool of mortgage  loans  identified  in Exhibit One to the
Series Supplement (the "Mortgage Loans").

         IV.      In connection  with the purchase of the Mortgage  Loans,  the Company will assign to RFC the Class A-P  Certificates,
Class A-V Certificates and a de minimis portion of each of the Class R-I and Class R-II Certificates (the "Retained Certificates").

         V.       In  connection  with the purchase of the  Mortgage  Loans and the  issuance of the  Certificates,  RFC wishes to make certain  representations  and warranties to the Company and to assign certain of its rights under the Seller  Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

         VI.      The Company and RFC intend that the  conveyance by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

         NOW THEREFORE,  in  consideration  of the recitals and the mutual promises  herein and other good and valuable  consideration, the parties agree as follows:

Section 1.          All  capitalized  terms used but not defined  herein  shall have the meanings  assigned  thereto in the Pooling and
Servicing Agreement.

Section 2.          Concurrently with the execution and delivery hereof,  RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans,  including all interest and principal,  and with respect to the Sharia Mortgage
Loans,  all amounts in respect of profit  payments and  acquisition  payments,  received on or with respect to the Mortgage Loans after
June 1, 2006 (other than payments of principal and interest,  and with respect to the Sharia Mortgage Loans,  all amounts in respect of profit payments and acquisition  payments,  due on the Mortgage Loans in June 2006). In consideration  of such  assignment,  RFC or its designee  will  receive  from the  Company  in  immediately  available  funds an  amount  equal to  $666,282,465.98  plus the Class A-P
Certificates,  the Class A-V  Certificates  and a de minimis portion of the Retained  Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed
Mortgage  Note) to the order of the  Trustee and  delivered  an  assignment  of mortgage or  security  instrument,  as  applicable,  in recordable  form to the Trustee or its agent. A "Destroyed  Mortgage Note" means a Mortgage Note the original of which was  permanently lost or destroyed.

         RFC and the Company  agree that the sale of each  Pledged  Asset Loan  pursuant to this  Agreement  will also  constitute  the assignment,  sale,  setting-over,  transfer  and  conveyance  to the  Company,  without  recourse  (but  subject  to  RFC's  covenants, representations  and warranties  specifically  provided herein), of all of RFC's obligations and all of RFC's right, title and interest in, to and under,  whether now  existing or hereafter  acquired as owner of such Pledged  Asset Loan with respect to any and all money, securities,  security entitlements,  accounts,  general intangibles,  payment intangibles,  instruments,  documents,  deposit accounts, certificates  of deposit,  commodities  contracts,  and other  investment  property and other  property of whatever kind or description consisting  of,  arising from or related to,  (i) the Credit  Support  Pledge  Agreement,  the Funding and Pledge  Agreement  among the
Mortgagor  or other Person  pledging the related  Pledged  Assets (the  "Customer"),  Combined  Collateral  LLC and National  Financial
Services  Corporation,  and the Additional Collateral Agreement between GMAC Mortgage Corporation and the Customer  (collectively,  the
"Assigned Contracts"),  (ii) all rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection with the
Assigned Contracts,  whether arising under the terms of such Assigned Contracts,  by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned  Contracts,  including all rights to exercise any election or option or to make any  decision  or  determination  or to give or  receive  any  notice,  consent,  approval  or waiver  thereunder,
(iii) the Pledged Amounts and all money,  securities,  security  entitlements,  accounts,  general  intangibles,  payment  intangibles, instruments,  documents,  deposit accounts,  certificates of deposit,  commodities  contracts,  and other investment property and other property of whatever kind or description  and, all cash and non-cash  proceeds of the sale,  exchange,  or redemption of, and all stock or conversion  rights,  rights to subscribe,  liquidation  dividends or preferences,  stock dividends,  rights to interest,  dividends, earnings,  income,  rents, issues,  profits,  interest payments or other distributions of cash or other property that secures a Pledged
Asset Loan, (iv) all documents,  books and records concerning the foregoing (including all computer programs,  tapes, disks and related items  containing  any such  information)  and (v) all  insurance  proceeds  (including  proceeds  from the Federal  Deposit  Insurance
Corporation or the Securities Investor  Protection  Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions  therefor,  proceeds of proceeds and the conversion,  voluntary or involuntary,  of any thereof. The foregoing transfer,  sale,  assignment and conveyance does not constitute and is not intended to result in the creation,  or an assumption by the
Company,  of any  obligation  of RFC, or any other Person in  connection  with the Pledged  Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

         The Company  and RFC intend  that the  conveyance  by RFC to the  Company of all its right,  title and  interest in and to the
Mortgage  Loans pursuant to this  Section 2  shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is, further,  not intended that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the Company to secure a debt or other  obligation  of RFC.  However,  in the event that the  Mortgage  Loans are held to be  property of RFC, or if for any reason this
Agreement is held or deemed to create a security interest in the Mortgage Loans,  then it is intended that (a) this  Agreement shall be a security  agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code
of any other applicable  jurisdiction;  (b) the  conveyance  provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the Company of a security interest in all of RFC's right,  title and interest,  whether now owned or hereafter  acquired,  in and to any and all  general  intangibles,  payment  intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following:  (A) the Mortgage Loans,  including  (i) with respect to each Cooperative  Loan, the related Mortgage
Note, Security  Agreement,  Assignment of Proprietary Lease,  Cooperative Stock Certificate,  Cooperative Lease, any insurance policies and all other  documents in the related  Mortgage File,  (ii) with respect to each Sharia  Mortgage  Loan, the related Sharia  Mortgage
Loan Security  Instrument,  Sharia  Mortgage Loan  Co-Ownership  Agreement,  Obligation to Pay,  Assignment  Agreement and Amendment of
Security  Instrument,  any  insurance  policies and all other  documents in the related  Mortgage File and  (iii) with  respect to each
Mortgage  Loan other than a Cooperative  Loan or a Sharia  Mortgage  Loan,  the related  Mortgage  Note,  the  Mortgage,  any insurance policies and all other  documents in the related  Mortgage File,  (B) all monies due or to become due pursuant to the Mortgage Loans in accordance  with the terms thereof and (C) all  proceeds of the  conversion,  voluntary or  involuntary,  of the  foregoing  into cash, instruments,  securities  or other  property,  including  without  limitation  all  amounts  from time to time held or  invested in the
Certificate  Account or the  Custodial  Account,  whether  in the form of cash,  instruments,  securities  or other  property;  (c) the possession  by the  Trustee,  the  Custodian  or any other agent of the  Trustee of  Mortgage  Notes or such other items of property as constitute  instruments,  money, payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit  investment  property or chattel paper shall be deemed to be possession by the secured party,  or possession by a purchaser or a person  designated  by such secured  party,  for  purposes of  perfecting  the  security  interest  pursuant to the  Minnesota  Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction  (including,  without limitation,  Sections 8-106,
9-313 and 9-106 thereof); and (d) notifications to persons holding such property,  and acknowledgments,  receipts or confirmations from persons  holding such property,  shall be deemed  notifications  to, or  acknowledgments  receipts or  confirmations  from,  securities intermediaries,  bailees or agents of, or persons  holding for (as  applicable) the Trustee for the purpose of perfecting such security interest under  applicable  law. RFC shall,  to the extent  consistent  with this  Agreement,  take such  reasonable  actions as may be necessary  to ensure  that,  if this  Agreement  were  determined  to create a security  interest in the  Mortgage  Loans and the other property  described  above,  such security  interest  would be determined to be a perfected  security  interest of first priority under applicable  law and  will be  maintained  as such  throughout  the term of this  Agreement.  Without  limiting  the  generality  of the foregoing,  RFC shall  prepare and deliver to the Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall cause to be filed,  at the expense of RFC,  all filings  necessary  to maintain  the  effectiveness  of any  original  filings necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Company's  security interest in or lien on the Mortgage Loans,  including without limitation  (x) continuation  statements,  and (y) such other statements as may be occasioned by
(1) any  change of name of RFC or the Company,  (2) any  change of location of the place of business or the chief  executive  office of
RFC or, (3) any transfer of any interest of RFC in any Mortgage Loan.

         Notwithstanding  the foregoing,  (i) the Master Servicer shall retain all servicing  rights  (including,  without  limitation, primary  servicing and master  servicing)  relating to or arising out of the Mortgage Loans, and all rights to receive  servicing fees, servicing  income and other payments made as compensation  for such servicing  granted to it under the Pooling and Servicing  Agreement pursuant to the terms and conditions set forth therein  (collectively,  the "Servicing  Rights") and (ii) the  Servicing Rights are not
included in the collateral in which RFC grants a security interest pursuant to the immediately preceding paragraph.

Section 3.          Concurrently with the execution and delivery hereof,  the Company hereby assigns to RFC without recourse all of its right,  title and interest in and to the Class A-P and Class A-V Certificates and a de minimis portion of the Retained  Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

Section 4.          RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise  specified below, as of the date so specified):

(i)      The  information  set forth in Exhibit One to the Series  Supplement with respect to each Mortgage Loan or the Mortgage Loans, as the case may be,  is true and  correct,  in all  material  respects,  at the date or dates  respecting  which  such  information  is furnished;

(ii)     Each  mortgage  loan with a  Loan-to-Value  Ratio at  origination  in excess of 80%,  will be  insured  by a primary  mortgage insurance policy (a "Primary  Insurance  Policy") covering at least 30% of the principal balance of the Mortgage Loan at origination if the  Loan-to-Value  Ratio is  between  95.00% and  90.01%,  at least 25% of the  balance of the  mortgage  loan at  origination  if the
Loan-to-Value  Ratio is  between  90.00% and  85.01%,  and at least 12% of the  balance  of the  mortgage  loan at  origination  if the
Loan-to-Value  Ratio is between 85.00% and 80.01%.  To the best of the Company's  knowledge,  each such Primary  Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(iii)    Each  Primary  Insurance  Policy  insures the named  insured and its  successors  and  assigns,  and the issuer of the Primary
Insurance Policy is an insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

(iv)     Immediately  prior to the assignment of the Mortgage  Loans to the Company,  RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge,  lien,  encumbrance or security  interest  (other than rights to servicing and related compensation  and, with respect to certain  Mortgage Loans,  the monthly payment due on the first Due Date following the Cut-off Date), and no action has been taken or failed to be taken by RFC that would  materially  adversely affect the  enforceability  of any Mortgage
Loan or the interests therein of any holder of the Certificates;

(v)      No Mortgage  Loan was 30 or more days  delinquent  in payment of principal and interest as of the Cut-off Date and no Mortgage
Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

(vi)     Subject to clause (v) above as  respects  delinquencies,  there is no  default,  breach,  violation  or event of  acceleration existing  under any Mortgage  Note or Mortgage  and no event  which,  with notice and  expiration  of any grace or cure  period,  would constitute a default, breach,  violation or event of acceleration,  and no such default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

(vii)    There is no delinquent tax or assessment lien against any Mortgaged Property;

(viii)   No Mortgagor has any right of offset,  defense or  counterclaim  as to the related  Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act;

(ix)     None of the Mortgage Loans are Buy-Down Mortgage Loans;

(x)      There are no mechanics'  liens or claims for work,  labor or material  affecting any Mortgaged  Property which are or may be a lien prior to, or equal with, the lien of the related  Mortgage,  except such liens that are insured or indemnified  against by a title insurance policy described under clause (xv) below;

(xi)     Each  Mortgaged  Property  is free of damage and in good  repair  and no notice of  condemnation  has been given with  respect thereto and RFC knows of nothing  involving any Mortgaged  Property that could  reasonably be expected to materially  adversely  affect the value or marketability of any Mortgaged Property;

(xii)    Each Mortgage Loan at the time it was made complied in all material  respects  with all  applicable  local,  state and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

(xiii)   Each Mortgage  contains  customary and enforceable  provisions  which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged  Property,  including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary  foreclosure,  if available under  applicable law, and (iii) otherwise by foreclosure,  and there is no homestead or other  exemption  available to the Mortgagor that would  interfere with such right to sell at a trustee's sale or right to  foreclosure,  subject in each case to applicable  federal and state laws and judicial  precedents  with respect to  bankruptcy  and right of redemption;

(xiv)    With respect to each Mortgage  that is a deed of trust,  a trustee duly  qualified  under  applicable  law to serve as such is properly  named,  designated  and serving,  and except in connection  with a trustee's  sale after  default by a Mortgagor,  no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

(xv)     A policy of title  insurance  in the form and amount  required by the Program  Guide was  effective  as of the closing of each
Mortgage Loan, is valid and binding and remains in full force and effect,  unless the Mortgaged  Properties are located in the State of
Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xvi)    The Mortgage Loans are conventional,  fixed rate,  fully-amortizing,  (subject to interest only periods,  if applicable) first lien mortgage  loans having terms to maturity of not more than 30 years,  from the date of  origination  or  modification  with monthly payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

(xvii)   No Mortgage Loan provides for deferred interest or negative amortization;

(xviii)  The improvements  upon the Mortgaged  Properties are insured against loss by fire and other hazards as required by the Program
Guide  including  flood  insurance if required under the National Flood  Insurance Act of 1968, as amended.  The Mortgage  requires the
Mortgagor to maintain such casualty  insurance at the  Mortgagor's  expense,  and on the  Mortgagor's  failure to do so,  authorize the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's  expense and to seek  reimbursement  therefore from the
Mortgagor;

(xix)    If any of the  Mortgage  Loans are  secured by a leasehold  interest,  with  respect to each  leasehold  interest:  the use of leasehold  estates for  residential  properties is an accepted  practice in the area where the related  Mortgaged  Property is located;
residential  property in such area consisting of leasehold estates is readily marketable;  the lease is recorded and no party is in any way in breach of any  provision  of such  lease;  the  leasehold  is in full force and  effect and is not  subject to any prior lien or encumbrance  by which the leasehold  could be terminated or subject to any charge or penalty;  and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

(xx)     Each Assigned  Contract  relating to each Pledged  Asset Loan is a valid,  binding and legally  enforceable  obligation of the parties  thereto,  enforceable  in  accordance  with their terms,  except as limited by  bankruptcy,  insolvency  or other similar laws affecting generally the enforcement of creditor's rights;

(xxi)    The Assignor is the holder of all of the right,  title and interest as owner of each Pledged  Asset Loan in and to each of the
Assigned Contracts  delivered and sold to the Company  hereunder,  and the assignment hereof by RFC validly transfers such right, title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

(xxii)   The full amount of the Pledged  Amount with respect to such Pledged Asset  Mortgage Loan has been deposited with the custodian under the Credit Support Pledge Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

(xxiii)  RFC is a member of MERS,  in good  standing,  and  current  in payment of all fees and  assessments  imposed by MERS,  and has complied  with all rules and  procedures  of MERS in  connection  with its  assignment to the Trustee as assignee of the Company of the
Mortgage  relating to each Mortgage Loan that is registered  with MERS,  including,  among other things,  that RFC shall have confirmed the transfer to the Trustee, as assignee of the Company, of the Mortgage on the MERS(R)System;

(xxiv)   No  instrument  of release or waiver has been  executed in  connection  with the Mortgage  Loans,  and no  Mortgagor  has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

(xxv)    With respect to each Mortgage  Loan,  either (i) the Mortgage Loan is assumable  pursuant to the terms of the Mortgage Note or
(ii) the Mortgage  Loan contains a customary  provision  for the  acceleration  of the payment of the unpaid  principal  balance of the
Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

(xxvi)   The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements  and as to  disbursements  of any escrow funds therefor
(including  any escrow funds held to make Monthly  Payments  pending  completion of such  improvements)  have been complied  with.  All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

(xxvii)  Except with respect to  approximately  1.12% of the  Mortgage  Loans,  the  appraisal  was made by an appraiser  who meets the minimum qualifications for appraisers as specified in the Program Guide;

(xxviii) To the best of RFC's knowledge,  any escrow arrangements  established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

(xxix)   Each  Mortgage  Loan was  originated  (1) by a savings and loan  association,  savings bank,  commercial  bank,  credit union, insurance company or similar  institution that is supervised and examined by a federal or state authority,  (2) by a mortgagee approved by the  Secretary  of HUD  pursuant to Sections  203 and 211 of the  National  Housing  Act, as amended or (3) by a mortgage  broker or correspondent  lender in a manner such that the  Certificates  would  qualify as "mortgage  related  securities"  within the meaning of
Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

(xxx)    All  improvements  which were considered in determining the Appraised Value of the Mortgaged  Properties lie wholly within the boundaries and the building  restriction  lines of the Mortgaged  Properties,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment or adverse  circumstance that either is disclosed or would have been disclosed by an accurate survey;

(xxxi)   Each Mortgage  Note and Mortgage  constitutes a legal,  valid and binding  obligation of the borrower,  or the consumer in the case of the Sharia  Mortgage  Loans,  enforceable  in accordance  with its terms except as limited by  bankruptcy,  insolvency or other similar laws affecting generally the enforcement of creditor's rights;

(xxxii)  None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

(xxxiii)  None of the Mortgage Loans are loans that,  under  applicable  state or local law in effect at the time of origination of the loan,  are  referred  to as (1)  "high-cost"  or  "covered"  loans or (2) any other  similar  designation  if the law  imposes  greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

(xxxiv)   No Mortgage Loan was originated on or after October 1, 2002 and before March 7,  2003,  which is secured by property  located in the State of placecountry-regionGeorgia;

(xxxv)   No Mortgage  Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are  defined in the  Appendix E of the
Standard & Poor's  Glossary  For File Format For  LEVELS(R)Version  5.6c  Revised  (attached  hereto as Exhibit  A);  provided  that no
Qualified  Substitute  Mortgage  Loan shall be a High Cost Loan or Covered  Loan (as such terms are  defined in Appendix E of the S&P's
Glossary For File Format For LEVELS(R)in effect on the date of  substitution),  unless the Company  shall have received from S&P written confirmation  that the inclusion of any such Mortgage Loan will not adversely  affect the then current  ratings  assigned to any of the
Certificates by S&P;

(xxxvi)  Each mortgage loan constitutes a qualified mortgage under Section  860G(a)(3)(A) of the Code and Treasury  Regulations Section
1.860G-2(A)(1);

(xxxvii) With respect to each Sharia Mortgage Loan,  mortgage  pass-through  certificates or notes  representing  interests in mortgage loans that are in all material  respects of the same type as the Mortgage  Loans,  and which are  structured  to be  permissible  under
Islamic law utilizing a declining balance  co-ownership  structure,  have been, for a least one year prior to the date hereof, (a) held by investors other than employee benefit plans, and (b) rated at least BBB- or Baa3, as applicable, by a Rating Agency; and

(xxxviii)         No fraud or misrepresentation has taken place in connection with the origination of any Mortgage Loan.

         RFC shall  provide  written  notice  to GMAC  Mortgage  Corporation  of the sale of each  Pledged  Asset  Loan to the  Company hereunder and by the Company to the Trustee under the Pooling and Servicing  Agreement,  and shall  maintain the Schedule of Additional
Owner  Mortgage Loans (as defined in the Credit Support  Pledge  Agreement),  showing the Trustee as the Additional  Owner of each such
Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

         Upon  discovery  by RFC or upon  notice  from the  Company or the  Trustee of a breach of the  foregoing  representations  and warranties in respect of any Mortgage Loan which  materially and adversely  affects the interests of any holders of the Certificates or of the Company in such Mortgage Loan or upon the  occurrence of a Repurchase  Event  (hereinafter  defined),  notice of which breach or occurrence  shall be given to the  Company  by RFC,  if it  discovers  the same,  RFC shall,  within 90 days  after the  earlier of its discovery or receipt of notice thereof,  either cure such breach or Repurchase  Event in all material  respects or, except as otherwise provided in Section  2.04 of the Pooling and  Servicing  Agreement,  either (i)  purchase  such  Mortgage  Loan from the Trustee or the
Company,  as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii)  substitute a Qualified  Substitute
Mortgage  Loan or Loans for such Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing  Agreement.  If the breach of representation  and warranty that gave rise to the obligation to repurchase or substitute a
Mortgage  Loan  pursuant to this  Section 4 was the  representation  set forth in clause (xii) or (xxxviii) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the preceding  sentence,  an amount equal to any  liability,  penalty or expense that was actually  incurred  and paid out of or on behalf of the Trust Fund,  and that  directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment.

Section 5.          With respect to each Mortgage Loan, a first lien repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered that, as of the date thereof,  the related Mortgage was not a valid first lien on the related Mortgaged  Property subject only to (i) the lien of real property taxes and assessments  not yet due and payable,  (ii) covenants,  conditions,  and  restrictions, rights of way,  easements and other matters of public  record as of the date of recording of such Mortgage and such  permissible  title exceptions  as are listed in the Program  Guide and (iii) other  matters to which like  properties  are commonly  subject  which do not materially  adversely affect the value, use,  enjoyment or marketability of the Mortgaged  Property.  In addition,  with respect to any
Mortgage  Loan listed on the attached  Schedule A with respect to which any document or documents  constituting  a part of the Mortgage
File are missing or  defective in any material  respect as to which the Company  delivers to the Trustee or the  Custodian an affidavit certifying  that the original  Mortgage Note has been lost or  destroyed,  if such  Mortgage  Loan  subsequently  is in default and the enforcement  thereof or of the related Mortgage is materially  adversely  affected by the absence or defectiveness of any such document or  documents  of the  original  Mortgage  Note,  a  Repurchase  Event shall be deemed to have  occurred  and RFC will be  obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

Section 6.          This  Agreement  shall  inure to the  benefit  of and be  binding  upon the  parties  hereto  and their  respective successors and assigns, and no other person shall have any right or obligation hereunder.

                                                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.

                                                     RESIDENTIAL FUNDING CORPORATION

                                                     By:    /s/Joseph Orning
                                                         Name: Joseph Orning
                                                         Title:   Associate

                                                     RESIDENTIAL FUNDING MORTGAGE
                                                     SECURITIES I, INC.

                                                     By:    /s/Heather Anderson
                                                         Name: Heather Anderson
                                                         Title:   Vice President

                                                               EXHIBIT A

APPENDIX E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in
Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered
High Cost by the industry.

                                                                                                                 REVISED April 18, 2006

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
                                   ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateArkansas                 Arkansas    Home    Loan     Protection     Act,  High Cost Home Loan
                                   placeStateArk. Code Ann.ss.ss.23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeCityCleveland Heights,        Ordinance  No.  72-2003  (PSH),   Mun.  Codess.ss.Covered Loan
StateOH                            757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateColorado                 Consumer  Equity   Protection,   placeStateColo.  Covered Loan
                                   Stat. Ann.ss.ss.5-3.5-101 et seq.

                                   Effective  for covered  loans offered or entered
                                   into  on  or  after   January  1,  2003.   Other
                                   provisions  of the Act  took  effect  on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateConnecticut              placeStateConnecticut  Abusive Home Loan Lending  High Cost Home Loan
                                   Practices  Act,  Conn.  Gen. Stat.ss.ss.36a-746 et
                                   seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateDistrict of Columbia     Home  Loan   Protection   Act,   D.C.   Codess.ss.Covered Loan
                                   26-1151.01 et seq.

                                   Effective  for loans closed on or after  January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateFlorida                  Fair Lending Act,  placeStateFla.  Stat. Ann.ss.ss.High Cost Home Loan
                                   494.0078 et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placecountry-regionGeorgia (Oct.   Georgia  Fair Lending  Act,  placeStateGa.  Code  High Cost Home Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placecountry-regionGeorgia as      Georgia  Fair Lending  Act,  placeStateGa.  Code  High Cost Home Loan
amended (Mar. 7, 2003 - current)   Ann.ss.ss.7-6A-1 et seq.

                                   Effective  for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home  Ownership  and  Equity  Protection  Act of  High Cost Loan
                                   1994, 15 U.S.C.ss.1639, 12 C.F.R.ss.ss.226.32 and
                                   226.34

                                   Effective  October 1, 1995,  amendments  October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateIllinois                 High Risk Home  Loan Act,  placeStateIll.  Comp.  High Risk Home Loan
                                   Stat. tit. 815,ss.ss.137/5 et seq.

                                   Effective  January 1, 2004  (prior to this date,
                                   regulations under  Residential  Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateKansas                   Consumer Credit Code, placeStateKan.  Stat. Ann.  High  Loan  to  Value  Consumer
                                 ss.ss.16a-1-101 et seq.                              Loan (id.ss.16a-3-207) and;

                                   Sections    16a-1-301   and   16a-3-207   became
                                   effective  April 14,  1999;  Section  16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR  Consumer  Loan (id.ss.
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateKentucky                 2003 KY H.B.  287 - High Cost Home Loan Act, Ky.  High Cost Home Loan
                                   Rev. Stat.ss.ss.360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateMaine                    Truth in Lending,  Me. Rev.  Stat.  tit. 9-A,ss.ss.High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective  September  29,  1995  and as  amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateMassachusetts            Part 40 and  Part  32,  209  C.M.R.ss.ss.32.00 et  High Cost Home Loan
                                   seq. and 209 C.M.R.ss.ss.40.01 et seq.

                                   Effective  March 22, 2001 and amended  from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNevada                   Assembly  Bill  No.  284,  Nev.  Rev.  Stat.ss.ss.Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew Jersey               New Jersey Home Ownership  Security Act of 2002,  High Cost Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after  November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew Mexico               Home Loan  Protection  Act, N.M.  Rev.  Stat.ss.ss.High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew York                 N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective  for  applications  made  on or  after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNorth Carolina           Restrictions  and  Limitations on High Cost Home  High Cost Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateOhio                     H.B. 386  (codified  in various  sections of the  Covered Loan
                                   Ohio  Code),  Ohio Rev.  Code Ann.ss.ss.1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateOklahoma                 Consumer   Credit  Code   (codified  in  various  Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective  July  1,  2000;   amended   effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateSouth Carolina           placeStateSouth  Carolina High Cost and Consumer  High Cost Home Loan
                                   Home Loans Act,  S.C.  Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective  for loans  taken on or after  January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateWest Virginia            StateWest Virginia  Residential Mortgage Lender,  placeStateWest         Virginia
                                   Broker and Servicer Act, W.  placeStateVa.  Code  Mortgage Loan Act Loan
                                   Ann.ss.ss.31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placecountry-regionGeorgia (Oct.   Georgia  Fair Lending  Act,  placeStateGa.  Code  Covered Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew Jersey               New Jersey Home Ownership  Security Act of 2002,  Covered Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------------------------------------------------------------------------------------------
---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placecountry-regionGeorgia (Oct.   Georgia  Fair Lending  Act,  placeStateGa.  Code  Home Loan
1, 2002 - Mar. 6, 2003)            Ann.ss.ss.7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew Jersey               New Jersey Home Ownership  Security Act of 2002,  Home Loan
                                   N.J. Rev. Stat.ss.ss.46:10B-22 et seq.

                                   Effective for loans closed on or after  November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNew Mexico               Home Loan  Protection  Act, N.M.  Rev.  Stat.ss.ss.Home Loan
                                   58-21A-1 et seq.

                                   Effective  as of January 1, 2004;  Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateNorth Carolina           Restrictions  and  Limitations on High Cost Home  Consumer Home Loan
                                   Loans, N.C. Gen. Stat.ss.ss.24-1.1E et seq.

                                   Effective July 1, 2000;  amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------
---------------------------------- ------------------------------------------------- --------------------------------

placeStateSouth Carolina           placeStateSouth  Carolina High Cost and Consumer  Consumer Home Loan
                                   Home Loans Act,  S.C.  Code Ann.ss.ss.37-23-10 et
                                   seq.

                                   Effective  for loans  taken on or after  January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

                                                              SCHEDULE A

                                                    Schedule of Mortgage Loans with
                                                       Defective Mortgage Files